Securities Act of 1933 File No.: 333-56881
                               Investment Company Act of 1940 File No.: 811-8817

                          ING PRINCIPAL PROTECTION FUND
                         SUPPLEMENT DATED JUNE 24, 2003
                       TO THE CLASS A, B AND C PROSPECTUS
                        ING PRINCIPAL PROTECTION FUND VII
                              DATED APRIL 15, 2003


THE FOLLOWING AMENDS THE SECTION ENTITLED "WHAT YOU PAY TO INVEST" ON PAGE 7 AS WELL AS THE INFORMATION REGARDING ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE FEES NOTED ON PAGE 17.

ING Investments has agreed to modify the Expense Limitation Agreement to waive the Management Fee, during all or a portion of the Guarantee Period, so that the Fund will have Net Expenses on an annual basis of 0.95% for Class A shares, and 1.70% for Class B and C shares. This action was taken because, in the current interest rate environment, the allocation formula would permit little or no allocation to the Equity Component of the Fund under the fee schedule outlined on page 7. The portion of the Fund's assets allocated to equity securities does not affect the Guaranteed Amount but does impact the extent to which the fund offers the potential to participate in equity markets. The Expense Limitation Agreement may be modified during the Guarantee Period to reinstate some or all of the fees upon approval of the Fund's Board of Trustees.

There is no assurance as to the allocation of Fund assets to the Equity Component. If interest rates on the types of securities included in the Fixed Component continue to decline or the market value of the Equity Component declines, the allocation to the Equity Component may decline from its initial position, or be eliminated altogether, and the Fund would not participate in any increases or decreases in the equity market after that time. The asset allocation does not affect the Payment Undertaking of the Fund, nor does it affect the Guaranteed Amount. However it will determine the allocation of Fund assets invested in the Equity Component and the ability of the Fund to participate in the equity market.

THE FOLLOWING AMENDS ALL REFERENCES TO THE FOLLOWING DATES IN THE PROSPECTUS:
OFFERING PERIOD, QUIET PERIOD, GUARANTEE PERIOD, GUARANTEE MATURITY DATE AND INDEX PLUS LARGECAP PERIOD:

The Offering Period of the Fund will close on June 24, 2003. Therefore, all other related dates have been accelerated as outlined below:

Offering Period                             May 1, 2003 to June 24, 2003
Quiet Period                                June 25, 2003 to June 29, 2003
Guarantee Period                            June 30, 2003 to June 26, 2008
Guarantee Maturity Date                     June 26, 2008
Index Plus LargeCap Period Begins           June 27, 2008